Putnam
Global
Growth
Fund

SEMIANNUAL REPORT

April 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "On the whole, Putnam Global Growth Fund is a good choice for those seeking a world stock fund with limited volatility."
                         -- Morningstar Mutual Funds, February 14, 1997

* "We evaluate both countries and individual stocks when shaping your fund's portfolio. In each case, we are supported by Putnam's extensive resources, receiving input from the Global Asset Allocation group in setting country weightings, and from global industry in choosing stocks."
                         -- Robert J. Swift, manager
                            Putnam Global Growth Fund

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

23 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Diversification beyond national boundaries is a matter of growing importance to U.S. investors as their awareness of the interdependent nature of the global economy heightens. Managing a globally diversified portfolio consequently has become an increasingly complex challenge. I am pleased to announce the addition of two new members to your fund's management team, Thomas Haslett and Kelly A. Morgan.

As chief investment officer for emerging markets equities, Tom brings to your fund an important area of expertise. Before joining Putnam in 1996, he was with Montgomery Asset Management, Ltd., Gannett, Welsh & Kotler, Inc., and Miller, Tabak, Hirsch and Co. Tom has 15 years of investment experience. Kelly joined Putnam in 1996 after a decade with Alliance Capital Management, where she was a global equity portfolio manager. She has 13 years of investment management experience.

In the following report, your fund's management team discusses performance so far in fiscal 1997 and looks at prospects for the remainder of the year.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 18, 1997



Report from the Fund Managers
Robert J. Swift, lead manager
Anthony W. Regan
Ami Kuan Danoff
Kelly A. Morgan
Carol McMullen
C. Kim Goodwin

Aided mostly by sound stock picking in the positive markets of Western Europe, Putnam Global Growth Fund experienced a solid semiannual period. For the six months ended April 30, 1997, performance of your fund's class A shares -- a gain of 8.93% at net asset value -- nicely outpaced the Morgan Stanley Capital International World Index, which rose 7.56% over the same period. At maximum public offering price, class A shares returned 2.64%. For performance over longer periods and for other share classes, please turn to page 9 of this report. While remaining risk-conscious, we continued to focus on companies with demonstrated revenues and earnings growth -- and strong prospects for continued expansion.

* WESTERN EUROPEAN MARKETS SHOW STRONGEST PERFORMANCE

Political uncertainty and unemployment beset key markets in Western Europe over the past year, making it an unlikely region for equity strength. Nevertheless, many stock markets across the Continent moved steadily upward over the past six months. We believe this positive performance was driven by the hope for better shareholder returns following corporate restructurings, begun in the early 1990s, which have increased the efficiency and profitability of many European companies.

We are upbeat about prospects for a number of German corporations in the coming months. Among them is Bayer, a fund holding. This globally competitive pharmaceutical and chemical firm is now actively managed on behalf of shareholders. Indeed, Bayer has long offered an excellent array of products, but is more profitable today than in the past because of a renewed emphasis on return on capital. Another German holding, Fresenius Medical Care, is a smaller firm with excellent growth potential. Fresenius develops and sells kidney-treatment devices and has substantially increased its market share. While these stocks, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

In France, we continue to be optimistic about prospects for SGS-Thomson Microelectronics, a leading semiconductor company. With its ability to offer businesses custom-manufactured components, SGS-Thomson managed to prosper despite the 1996 downturn in global demand for memory chips. Elsewhere in Western Europe, your fund owns shares of ABN-AMRO, an efficient, profitable Netherlands bank with sound plans for expansion in North America and Asia. Your fund's portfolio includes such world-class Swiss companies as Nestle, Roche, and the pharmaceutical firm Novartis (formed by the merger of giants Sandoz and Ciba-Geigy). The fund's holdings also include shares of the United Kingdom's SmithKline Beecham, another global pharmaceuticals firm.

* ASIAN MARKETS APPEAR POISED FOR GROWTH

Japan's stock market difficulties continued throughout the period. However, your fund owned shares of selected Japanese companies with strong overseas operations, many of which performed well despite the falling Nikkei Index. Among your fund's Japanese holdings is Advantest Corp., a maker of semiconductor testing equipment. Another Japanese fund holding, Sankyo, manufactures pharmaceuticals, selling therapeutic treatments through subsidiaries in the United States, India, Taiwan, and Thailand. The electronics firm NEC Corp. also withstood Japan's domestic difficulties, turning in strong stock performance over the past six months.


[GRAPHIC OMITTED: horizontal bar chart COUNTRY ALLOCATION]

COUNTRY ALLOCATION*

United States                         24.9%

Japan                                 17.1%

United Kingdom                         8.9%

The Netherlands                        5.9%

Switzerland                            5.6%

France                                 5.5%

Germany                                3.9%

Australia                              2.8%

Hong Kong                              2.8%

Sweden                                 2.2%

Italy                                  2.1%

Footnote reads:
* Based on net assets as of 4/30/97. Holdings will vary over time.

Hong Kong had a generally buoyant market throughout the period, as investors concluded that the fast-approaching turnover of power to China would be relatively smooth. Hong Kong companies positioned to benefit from closer ties with the mainland were particularly robust, among them Guoco Group. A conglomerate with banking, manufacturing, and property interests, Guoco has been making strategic property acquisitions in Singapore, Malaysia, and the Philippines. HSBC Holdings is the largest banking company in Hong Kong, with operations in the United Kingdom, China, and the United States. HSBC -- the world's leading bank in terms of net profits -- has long offered an excellent way to benefit from the Asia Pacific region's vast demand for financial services.

Elsewhere in Asia, your fund owns stocks in Malaysia, the Philippines, Singapore, South Korea, and Taiwan. While these holdings represent a fairly small percentage of the portfolio, we believe they offer exceptional growth opportunities. Indeed, emerging markets in Asia -- and elsewhere -- play a small but helpful role in your fund's performance, adding a robust growth element at the margins.

* U.S. MARKET ENDURES A PERIOD OF VOLATILITY

Substantial volatility, long absent from U.S. markets, returned during your fund's semiannual period. While stocks of large companies were spared much of this difficulty, most others fell dramatically from investor favor. The small and midsize growth stocks on which your fund has recently focused experienced especially poor performance over the period. Nevertheless, as is Putnam's policy, we stayed with our stated growth objective, not shifting to meet temporary changes in the market. Such a focus on occasion can dampen performance, but we believe it positions the fund most effectively for stronger results over the long term.

TOP 10 HOLDINGS

SmithKline Beecham (United Kingdom)
Pharmaceuticals

SGS-Thomson Microelectronics (France)
Semiconductors

Vodafone Group (United Kingdom)
Telecommunications

Advantest Corp. (Japan)
Semiconductors

Tokyo Electron Ltd. (Japan)
Semiconductors

Bayer AG (Germany)
Pharmaceuticals

Total (France)
Oil and gas

Roche Holdings (Switzerland)
Pharmaceuticals

Sankyo Co. Ltd. (Japan)
Pharmaceuticals

Swiss Reinsurance Co. (Switzerland)
Insurance

Footnote reads:
These holdings represent 12.6% of the fund's net assets as of 4/30/97. Portfolio holdings will vary over time.


During the period, your fund's extensive technology holdings -- most notably networking and software stocks -- were also caught in the market downdraft. As of this report, many of these stocks had already begun to recover, and we are particularly optimistic about continued prospects for Cisco Systems, a world leader in networking software. Adaptec is another company we consider fundamentally strong, although its performance has been hampered by current market sentiment. It manufactures and sells hardware and software that facilitates the fast transfer of information between computers.

Also among the fund's U.S.-based holdings is Cardinal Health, a wholesale distributor of pharmaceutical and other supplies. We also believe that fund holding Paychex Inc., a payroll processing firm that serves small and midsize companies, has superb long-term growth potential.

* NEAR-TERM OUTLOOK RELATIVELY OPTIMISTIC

We are optimistic about prospects for your fund in the coming months. Inflation remains temperate in most markets, providing an encouraging environment for equities. Overall economic growth is expected to be strong throughout the rest of 1997 and into 1998, which should help to fuel business revenues and profits. Of course, individual stock selection is a vital aspect of your fund's strategy, and we are confident that our rigorous research process will enable us to continue identifying attractive growth stocks -- both in the United States and abroad.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/97, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, including currency fluctuations, political developments, and economic instability.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Growth Fund is designed for investors seeking capital appreciation through a globally diversified equity portfolio.

TOTAL RETURN FOR PERIODS ENDED 4/30/97

                          Class A          Class B          Class M
(inception date)         (9/1/67)         (4/27/92)        (3/1/95)
                       NAV     POP       NAV    CDSC       NAV    POP
-------------------------------------------------------------------------
6 months              8.93%   2.64%     8.58%   3.58%     8.62%   4.83%
-------------------------------------------------------------------------
1 year               12.27    5.79     11.47    6.47     11.65    7.74
-------------------------------------------------------------------------
5 years              80.38   70.04        --      --        --      --
Annual average       12.52   11.20        --      --        --      --
-------------------------------------------------------------------------
10 years            143.99  129.94        --      --        --      --
Annual average        9.33    8.68        --      --        --      --
-------------------------------------------------------------------------
Life of fund            --      --     75.02   74.02     42.93   37.95
Annual average          --      --     11.82   11.69     17.89   15.98
-------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/97

                    MSCI EAF       MSCI       S&P 500      Consumer
                     Index     World Index     Index     Price Index
-------------------------------------------------------------------------
6 months             1.57%         7.56%       14.71%        1.20%
-------------------------------------------------------------------------
1 year              -0.89         10.34        25.12         2.50
-------------------------------------------------------------------------
5 years             65.38         85.92       119.75        14.84
Annual average      10.59         13.21        17.06         2.81
-------------------------------------------------------------------------
10 years            62.94        118.79       274.55        42.15
Annual average       5.00          8.14        14.12         3.58
-------------------------------------------------------------------------
Life of class B     65.38         85.92       119.75        14.84
Annual average      10.59         13.21        17.06         2.80
-------------------------------------------------------------------------
Life of class M     21.71         42.01        72.62         6.16
Annual average       9.49         17.56        28.63         2.79
-------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 4/30/97

                              Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)           1               1               1
------------------------------------------------------------------------------
Income                        $0.275          $0.203          $0.249
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                      0.296           0.296           0.296
------------------------------------------------------------------------------
Short-term                     0.249           0.249           0.249
------------------------------------------------------------------------------
  Total                       $0.820          $0.748          $0.794
------------------------------------------------------------------------------
Share value:               NAV     POP          NAV         NAV     POP
------------------------------------------------------------------------------
10/31/96                 $11.10  $11.78       $10.78      $11.05  $11.45
------------------------------------------------------------------------------
4/30/97                   11.23   11.92        10.92       11.17   11.58
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 3/31/97
(most recent calendar quarter)

                            Class A            Class B            Class M
                          NAV     POP        NAV    CDSC        NAV     POP
------------------------------------------------------------------------------
6 months                 6.02%   -0.09%     5.50%   0.58%      5.61%   1.93%
------------------------------------------------------------------------------
1 year                  11.33     4.89     10.40    5.40      10.71    6.87
------------------------------------------------------------------------------
5 years                 80.99    70.54        --      --         --      --
Annual average          12.60    11.27        --      --         --      --
------------------------------------------------------------------------------
10 years               140.18   126.36        --      --         --      --
Annual average           9.16     8.51        --      --         --      --
------------------------------------------------------------------------------
Life of class              --       --     70.37   68.37      39.22   34.37
Annual average             --       --     11.41   11.15      17.15   15.18
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Morgan Stanley Capital International (MSCI) EAFE Index* is an unmanaged list of equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

Morgan Stanley Capital International (MSCI) World Index* is an unmanaged list of global equity securities, with all values expressed in U.S. dollars.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Diversified Equity Trust
Europe Growth Fund
Global Growth Fund
Global Natural Resources Fund *
Health Sciences Trust
International Growth Fund +
International New Opportunities Fund
Investors Fund
New Opportunities Fund
OTC & Emerging Growth Fund [DBL. DAGGER]
Vista Fund
Voyager Fund
Voyager Fund II


PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Growth and Income Fund II
International Growth and Income Fund
New Value Fund
Utilities Growth and Income Fund


PUTNAM INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Diversified Income Trust II
Federal Income Trust
Global Governmental Income Trust
High Yield Advantage Fund
High Yield Trust
Income Fund
Intermediate U.S. Government
Income Fund
Preferred Income Fund
U.S. Government Income Trust


PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund
State tax-free income funds [SECTION MARK]
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania


LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio


MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++
California Tax Exempt Money Market Fund
Money Market Fund
New York Tax Exempt Money Market Fund
Tax Exempt Money Market Fund
CDs and savings accounts [2 DBL. DAGGERS]


* Formerly Natural Resources Fund

+ Formerly Overseas Growth Fund

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Portfolio of investments owned
April 30, 1997 (Unaudited)


COMMON STOCKS  (94.8%) *
NUMBER OF SHARES                                                                                       VALUE

Argentina  (0.3%)
------------------------------------------------------------------------------------------------------------
         74,667  Banco De Galicia y Buenos Aires Class B ADR +                                     1,816,508
        309,923  Banco Frances del Rio de la Plata S.A. ADR                                        3,124,336
         37,700  Disco S.A. ADR +                                                                  1,168,700
         48,000  Inversiones Y Represent ADR                                                       1,680,000
         93,500  Telefonica de Argentina S.A. ADR                                                  3,108,875
         87,700  YPF S.A. ADR                                                                      2,422,713
                                                                                              --------------
                                                                                                  13,321,132

Australia  (2.8%)
------------------------------------------------------------------------------------------------------------
      4,417,000  Australia & New Zealand Banking Group Ltd.                                       28,231,149
      2,500,000  Biota Holdings Ltd. +                                                             8,194,200
        374,100  Coca-Cola Amatil Ltd.                                                             4,279,661
      2,352,625  QBE Insurance Group Ltd.                                                         13,457,796
     11,389,000  Sydney Harbor Casino +                                                           19,198,027
      2,310,000  Westpac Banking Corp.                                                            12,456,823
      3,799,000  Woodside Petroleum Ltd.                                                          30,240,344
                                                                                              --------------
                                                                                                 116,058,000

Austria  (0.1%)
------------------------------------------------------------------------------------------------------------
        241,820  Mayr-Melnhof Karton AG 144A ADS +                                                 2,811,158

Brazil  (0.4%)
------------------------------------------------------------------------------------------------------------
        123,200  Brazil Realty S.A.                                                                3,295,600
         55,700  Comp Energetica De Minas Gerais (Cemig) 144A ADS                                  2,520,425
      7,800,000  Compania Paulista de Forca e Luz (CPFL)                                           1,210,529
     67,600,000  Compania Siderurgica Nacional                                                     2,415,239
      5,800,000  Eletropaulo-Eletricidade de Sao Paulo S.A. Class B +                              1,164,582
      7,370,000  Light Participacoes, S.A.                                                         2,349,694
        109,300  Multicanal Participacoes S.A. ADR +                                               1,584,850
         24,200  Telebras Co. ADR                                                                  2,776,950
                                                                                              --------------
                                                                                                  17,317,869

Canada  (1.4%)
------------------------------------------------------------------------------------------------------------
         93,100  Indochina Goldfields Ltd. +                                                         856,237
        225,000  Magna International, Inc. Class A                                                11,728,125
        619,900  Northern Telecom Ltd. +                                                          45,077,183
        333,500  Super Sol Ltd. +                                                                    996,385
                                                                                              --------------
                                                                                                  58,657,930

Chile  (0.1%)
------------------------------------------------------------------------------------------------------------
        101,000  Compania De Tele Chile ADS                                                        3,269,875
         60,800  Santa Isabel S.A. ADR +                                                           1,482,000
                                                                                              --------------
                                                                                                   4,751,875

Denmark  (0.3%)
------------------------------------------------------------------------------------------------------------
        221,200  Danisco A/S +                                                                    12,831,952

Finland  (1.1%)
------------------------------------------------------------------------------------------------------------
        691,000  Oy Nokia AB Class A                                                              43,152,581

France  (5.5%)
------------------------------------------------------------------------------------------------------------
        101,000  Canal Plus ADR                                                                   18,265,957
         31,300  Carrefour Supermarche SA                                                         19,570,556
        124,608  Cetelem Group                                                                    14,539,025
        325,600  Credit Locale de France S.A.                                                     30,168,840
         71,289  Guilbert S.A. +                                                                  11,131,261
        717,800  SGS-Thomson Microelectronics ADR +                                               56,257,575
         18,730  Sommer Allibert                                                                     674,897
        592,700  Total S.A. Class B +                                                             49,222,169
        417,360  Valeo S.A.                                                                       25,780,645
                                                                                              --------------
                                                                                                 225,610,925

Germany  (3.9%)
------------------------------------------------------------------------------------------------------------
         89,710  Adidas AG +                                                                       9,364,247
        108,300  Adidas AG 144A +                                                                 11,210,791
      1,240,500  Bayer AG ADR                                                                     49,427,742
        281,500  Deutsche Telekom AG +                                                             6,117,725
        438,800  Deutsche Telekom AG ADR +                                                         9,434,200
      1,064,000  Dresdner Bank AG +                                                               34,088,365
        297,000  Fresenius Medical Care AG +                                                      26,055,344
         96,520  SGL Carbon AG                                                                    13,479,979
                                                                                              --------------
                                                                                                 159,178,393

Hong Kong  (2.8%)
------------------------------------------------------------------------------------------------------------
         20,000  Asia Satellite Telecommunications Holdings Ltd. ADR +                               515,000
        855,000  Cheung Kong Infrastructure Holdings                                               2,422,831
      1,486,000  Dao Heng Bank Group Ltd.                                                          7,059,747
      4,912,200  Guoco Group Ltd.                                                                 23,337,072
      1,463,554  HSBC Holdings PLC                                                                37,032,867
      9,210,000  National Mutual Asia Ltd.                                                         9,512,005
      1,192,400  New World Infrastructure Ltd. +                                                   3,371,232
        346,200  Swire Pacific Ltd. Class A                                                        2,670,469
      6,970,000  Television Broadcasts Ltd.                                                       28,614,253
                                                                                              --------------
                                                                                                 114,535,476

India  (0.3%)
------------------------------------------------------------------------------------------------------------
         54,000  East India Hotel Ltd. 144A GDR                                                      864,000
        100,000  Gujarat Ambuja Cements Ltd. +                                                       975,000
        321,000  Mahanagar Telephone Nigam Ltd.                                                    2,640,513
         64,000  State Bank of India 144A GDR +                                                    1,536,000
        102,000  State Bank of India Ltd. +                                                          909,796
         55,680  Tata Engineering and Locomotive Co. Ltd. 144A GDR +                                 682,080
        156,000  Tata Engineering and Locomotive Co. Ltd. +                                        1,761,996
         49,300  Videsh Sanchar Nigam Ltd. 144A GDR +                                                955,188
                                                                                              --------------
                                                                                                  10,324,573

Indonesia  (0.3%)
------------------------------------------------------------------------------------------------------------
      4,282,000  PT Bank International Indonesia +                                                 3,084,999
         82,000  PT Pasifik Satelit Nusantara ADR +                                                  820,000
      1,070,000  PT Ramayana Lestari Sentosa +                                                     2,598,999
        883,000  PT Semen Gresik +                                                                 2,153,869
         92,400  PT Telekomunikasi Indonesia ADR +                                                 2,633,400
        344,000  Sampoerna Industries +                                                            1,384,349
                                                                                              --------------
                                                                                                  12,675,616

Ireland  (1.4%)
------------------------------------------------------------------------------------------------------------
      1,245,000  Bank of Ireland                                                                  12,957,493
      1,376,567  CRH PLC                                                                          13,430,080
      6,320,950  Greencore Group PLC                                                              32,183,117
                                                                                              --------------
                                                                                                  58,570,690

Israel  (0.1%)
------------------------------------------------------------------------------------------------------------
        526,000  Bank Hapoalim Ltd. +                                                              1,120,300
         37,200  Tadiran Ltd.                                                                        981,582
                                                                                              --------------
                                                                                                   2,101,882

Italy  (2.1%)
------------------------------------------------------------------------------------------------------------
      5,262,800  Ente Nazionale Idrocarburi SPA +                                                 26,745,086
        433,900  Gucci Group +                                                                    30,101,813
      8,883,000  Telecom Italia Mobile SPA +                                                      27,973,882
                                                                                              --------------
                                                                                                  84,820,781

Japan  (17.1%)
------------------------------------------------------------------------------------------------------------
        940,500  Advantest Corp.                                                                  52,204,776
      1,638,000  Canon, Inc.                                                                      38,818,854
      1,314,000  Dai Nippon Printing Co., Ltd.                                                    23,691,533
      1,135,000  Denso Co., Ltd.                                                                  25,825,933
        650,000  Fanuc                                                                            22,159,684
      4,415,000  Fuji Heavy Industries                                                            22,003,752
        240,000  Hirose Electric Co. Ltd.                                                         13,113,935
        305,000  Hoya Corp.                                                                       13,976,072
        183,700  Keyence Corp                                                                     22,418,325
        715,000  Kurita Water Industries Ltd.                                                     15,087,009
        369,000  Murata Manufacturing Co.                                                         13,596,732
      3,824,000  NEC Corp.                                                                        46,667,216
      2,378,000  Nikon Corp.                                                                      34,075,760
        850,000  Omron Corp.                                                                      16,061,736
      1,825,000  Ricoh Co., Ltd.                                                                  21,697,122
        587,000  Rohm Co. Ltd.                                                                    45,477,388
      1,757,000  Sankyo Co., Ltd.                                                                 47,034,117
         40,900  Santen Pharmaceutical Co. Ltd                                                       734,210
        225,000  Secom Co.                                                                        13,374,938
        465,000  Seven-Eleven Japan                                                               29,472,105
      1,767,000  Shin-Etsu Chemical Co.                                                           35,615,482
        449,800  Takefuji Corp. 144A                                                              21,532,048
        214,600  Takefuji Corp.                                                                   10,323,649
        893,000  Taisho Pharmaceutical Co.                                                        22,077,171
        417,000  TDK Corp.                                                                        30,041,351
        355,000  Tokyo Broadcasting System                                                         5,534,213
      1,296,900  Tokyo Electron Ltd.                                                              50,033,961
        439,000  Yamatake-Honeywell                                                                6,532,639
                                                                                              --------------
                                                                                                 699,181,711

Malaysia  (1.5%)
------------------------------------------------------------------------------------------------------------
        585,000  Arab Malaysian Corp. Berhad +                                                     2,424,581
        891,000  DCB Holdings                                                                      2,893,895
        722,000  Genting Berhad Co. +                                                              3,855,577
      1,072,000  IJM Corp. Berhad                                                                  2,349,659
      1,995,000  IOI Corp.                                                                         2,480,533
        239,000  Magnum Corp. Berhad                                                                 379,078
        300,000  Malayan Banking Berhad                                                            2,988,881
        261,000  Malaysian Assurance Alliance +                                                    1,404,176
      1,000,000  Multi-Purpose Holdings Berhad +                                                   1,633,922
      4,390,000  Perusahaan Otomobil Nasional Berhad                                              26,242,380
        326,000  Public Bank Berhad +                                                                540,454
        105,000  Tanjong PLC                                                                         380,783
        517,000  Technology Resources Industries Berhad +                                            947,754
        381,000  United Engineers Ltd. +                                                           2,702,666
      2,643,000  YTL Corp. Berhad                                                                 10,743,474
         14,300  YTL Power International Berhad                                                       21,086
                                                                                              --------------
                                                                                                  61,988,899

Mexico  (1.0%)
------------------------------------------------------------------------------------------------------------
        365,000  AXA S.A. +                                                                       22,489,962
        300,000  Cemex, S.A. de C.V. +                                                               995,722
        544,000  Cemex, S.A. de C.V. Class B +                                                     1,998,591
        836,400  Fomento Economico Mexicano, S.A. de C.V. Class B +                                3,925,229
        126,100  Grupo Imsa S.A. ADR                                                               2,711,150
        648,000  Industrias Penoles S.A. +                                                         3,032,914
        148,800  Panamerican Beverages, Inc., Class A                                              4,315,200
                                                                                              --------------
                                                                                                  39,468,768

Netherlands  (5.9%)
------------------------------------------------------------------------------------------------------------
        374,862  ABN AMRO Holding N.V. +                                                          25,797,411
        351,000  ASM Lithography Holding N.V. +                                                   26,247,880
        733,000  Baan Co., N.V. +                                                                 38,463,946
      1,028,104  Getronics Electric N.V.                                                          31,175,483
        600,000  IHC Caland N.V. +                                                                29,665,416
        804,696  Internationale Nederlanden Groep                                                 31,638,610
       143,780   Koninklijke Ahold N.V.                                                            9,828,206
         40,100  Nutricia Verenigde Bedrijven N.V. +                                               6,092,183
        133,600  Unilever N.V.                                                                    26,016,878
        378,800  Vendex International N.V. +                                                      18,008,429
                                                                                              --------------
                                                                                                 242,934,442

New Zealand  (0.1%)
------------------------------------------------------------------------------------------------------------
        511,400  Telecom Corp. of New Zealand Ltd.                                                 2,291,646

Pakistan  (--%)
------------------------------------------------------------------------------------------------------------
             30  Pakistan State Oil                                                                      226

Philippines  (0.3%)
------------------------------------------------------------------------------------------------------------
      8,157,000  Belle Corp. +                                                                     1,950,250
      6,451,400  Fil-Estate Land, Inc.                                                             1,836,262
      3,253,000  International Container Terminal Services, Inc.                                   1,913,529
        375,000  Manila Electric Co. Class B                                                       2,333,966
      7,475,000  Petron Corp.                                                                      2,751,707
         94,300  Philippine Commercial International                                               1,163,093
         38,600  Philippine Long Distance Telephone Co. ADR                                        2,151,950
                                                                                              --------------
                                                                                                  14,100,757

Portugal  (1.2%)
------------------------------------------------------------------------------------------------------------
        110,900  Colep-Companhia Portuguesa de Embalagens +                                        1,520,404
        105,000  Investec Consultadoria International +                                            3,471,170
      1,121,800  Portugal Telecom S.A.                                                            41,389,002
         30,600  Telecel-Comunicacaoes Pessoais, S.A. +                                            2,631,600
                                                                                              --------------
                                                                                                  49,012,176

Russia  (0.3%)
------------------------------------------------------------------------------------------------------------
         58,100  AO Mosenergo 144A ADS                                                             2,265,900
         50,400  Lukoil Oil Co. ADR                                                                2,835,000
        620,000  Rostelecom +                                                                      2,331,200
         60,300  Tatneft 144A ADR +                                                                4,522,500
                                                                                              --------------
                                                                                                  11,954,600

Singapore  (1.0%)
------------------------------------------------------------------------------------------------------------
      1,106,000  Malayan Banking Berhad +                                                         11,019,009
      3,032,000  Overseas Union Bank Ltd.                                                         19,910,140
      1,120,000  United Overseas Bank Ltd. +                                                      10,528,790
                                                                                              --------------
                                                                                                  41,457,939

South Africa  (0.2%)
------------------------------------------------------------------------------------------------------------
         76,100  Energy Africa Ltd. 144A +                                                         1,598,100
        558,000  Gencor Ltd.                                                                       2,346,700
      2,209,891  SA Iron & Steel Industrial Corp.                                                  1,530,747
        214,000  Sasol Ltd.                                                                        2,743,281
                                                                                              --------------
                                                                                                   8,218,828

South Korea  (0.2%)
------------------------------------------------------------------------------------------------------------
         40,920  Hyundai Electronics Industries Co. +                                              1,636,807
        136,200  Kookmin Bank GDR                                                                  2,383,500
         60,000  Korea Electric Power Corp.                                                        1,793,266
          2,648  SK Telecom Co. Ltd.                                                               2,035,100
         78,400  SK Telecom Co. Ltd. ADR                                                             744,800
                                                                                              --------------
                                                                                                   8,593,473

Spain  (1.2%)
------------------------------------------------------------------------------------------------------------
        531,231  Banco de Bilbao Vizcaya                                                          35,842,797
        194,000  Banco Santander S.A.                                                             14,632,475
                                                                                              --------------
                                                                                                  50,475,272

Sweden  (2.2%)
------------------------------------------------------------------------------------------------------------
        669,450  Sandvik AB Class B                                                               16,471,679
        979,000  Skandia Forsakrings AB                                                           28,331,592
      1,475,000  Telefonaktiebolaget LM Ericsson Class B                                          46,634,371
                                                                                              --------------
                                                                                                  91,437,642

Switzerland  (5.6%)
------------------------------------------------------------------------------------------------------------
         23,260  ABB AG Baden                                                                     28,244,286
         29,620  Adecco S.A. +                                                                     9,913,633
         33,280  Nestle S.A. +                                                                    40,524,626
         26,287  Novartis AG  ADR                                                                 34,727,452
          5,703  Roche Holdings AG                                                                48,300,918
         40,413  Swiss Reinsurance Co.                                                            46,901,074
         22,500  Union Bank of Switzerland                                                        21,352,041
                                                                                              --------------
                                                                                                 229,964,030

Taiwan  (0.2%)
------------------------------------------------------------------------------------------------------------
        907,000  Acer Inc. +                                                                       2,313,441
         53,500  Advanced Semiconductor Engineering GDR +                                          1,144,900
        116,800  China Steel Corp. GDR                                                             2,628,000
      1,115,000  Yieh Phui Enterprise +                                                            1,629,740
                                                                                              --------------
                                                                                                   7,716,081

Thailand  (0.2%)
------------------------------------------------------------------------------------------------------------
        223,600  Advanced Info Service Public Co., Ltd.                                            1,490,096
        115,600  Bangkok Bank Public Co. Ltd.                                                      1,071,436
        296,200  Central Pattana Public Co. Ltd.                                                   1,020,988
        441,000  Industrial Finance Corp.                                                          1,182,306
        302,000  Siam Makro Public Co.                                                               665,071
        130,000  Thai Farmers Bank Public Co.                                                        786,672
                                                                                              --------------
                                                                                                   6,216,569

United Kingdom  (8.9%)
------------------------------------------------------------------------------------------------------------
      1,448,200  Argos PLC                                                                        15,097,782
        706,000  British Airways +                                                                 8,087,623
      1,130,400  British Petroleum Co. PLC +                                                      12,986,044
        107,200  Commerce Bank of Lebanon 144A GDR                                                 1,881,360
      1,912,600  Compass Group PLC                                                                21,071,983
      1,721,000  Dixons Group PLC                                                                 14,130,023
      1,055,000  Lonrho PLC                                                                        2,384,516
        995,000  Molins PLC                                                                       10,574,890
        146,900  Ramco Energy PLC ADR +                                                            2,368,763
      4,422,000  Reuters Holdings PLC ADR                                                         45,526,246
      1,785,657  RTZ Corp. PLC                                                                    28,351,128
      1,317,400  SEMA Group PLC +                                                                 25,597,919
      2,139,000  Siebe PLC                                                                        31,653,162
      3,695,426  SmithKline Beecham PLC ADR                                                       59,452,305
      2,198,000  Smiths Industries PLC                                                            26,944,717
             14  Tate & Lyle PLC                                                                         104
     12,328,186  Vodafone Group PLC                                                               55,110,234
                                                                                              --------------
                                                                                                 361,218,799

United States  (24.8%)
------------------------------------------------------------------------------------------------------------
        431,500  Abbott Laboratories                                                              26,321,500
        205,100  Adaptec, Inc. +                                                                   7,588,700
        124,200  AES Corp. +                                                                       8,104,050
         82,400  Aetna Inc.                                                                        7,508,700
        680,000  AFLAC Inc.                                                                       29,240,000
        143,400  American Express Co.                                                              9,446,475
        118,100  American International Group, Inc.                                               15,175,850
        216,000  Apollo Group, Inc. Class A +                                                      5,805,000
        109,900  Ascend Communications, Inc. +                                                     5,027,925
        131,400  Avon Products, Inc.                                                               8,097,525
        240,300  Baker Hughes Inc.                                                                 8,290,350
        171,800  Barnett Banks, Inc.                                                               8,396,725
         39,600  Basic Petroleum International, Ltd. +                                             1,242,450
        163,700  BMC Software, Inc. +                                                              7,080,025
         98,900  Boeing Co.                                                                        9,754,013
        376,600  Bristol-Myers Squibb Co.                                                         24,667,300
        289,100  Campbell Soup Co.                                                                14,780,238
        253,150  Cardinal Health, Inc.                                                            13,480,238
        166,900  Cascade Communications Corp. +                                                    5,257,350
         61,000  Cincinnati Bell, Inc.                                                             3,416,000
        143,900  Cisco Systems, Inc. +                                                             7,446,825
        114,500  Citicorp                                                                         12,895,563
         80,100  Clorox Co.                                                                       10,202,738
        687,600  Coca-Cola Co.                                                                    43,748,550
        276,200  Coca-Cola Enterprises, Inc.                                                      16,675,575
        150,400  Compaq Computer Corp. +                                                          12,840,400
        204,200  Computer Associates Intl., Inc.                                                  10,618,400
        272,700  ConAgra, Inc.                                                                    15,714,338
        233,900  Consolidated Stores Corp. +                                                       9,356,000
         24,200  Dayton Hudson Corp.                                                               1,089,000
        198,300  Diebold, Inc.                                                                     6,643,050
        270,200  Disney (Walt) Productions, Inc.                                                  22,156,400
        311,800  EMC Corp. +                                                                      11,341,725
        247,400  Equifax, Inc.                                                                     7,112,750
        136,450  Franklin Resources, Inc.                                                          8,067,606
        226,300  Gartner Group Inc. Class A +                                                      5,940,375
        380,800  General Electric Co.                                                             42,221,200
        249,800  Gillette Co.                                                                     21,233,000
        155,400  Halliburton Co.                                                                  10,975,125
         94,700  HBO & Co.                                                                         5,066,450
        651,500  HEALTHSOUTH Corp. +                                                              12,867,125
        195,000  Honeywell, Inc.                                                                  13,771,875
        272,900  Intel Corp.                                                                      41,787,813
        195,100  Jones Apparel Group, Inc. +                                                       8,145,425
        155,900  KLA Instruments Corp. +                                                           6,937,550
        235,700  Lilly (Eli) & Co.                                                                20,712,138
        213,900  Marriott International, Inc.                                                     11,817,975
        352,750  MBNA Corp.                                                                       11,640,750
        429,600  Merck & Co., Inc.                                                                38,878,800
        232,200  Microsoft Corp. +                                                                28,212,300
        243,500  Motorola, Inc.                                                                   13,940,375
        278,600  Nautica Enterprises, Inc. +                                                       6,164,025
        246,500  Nike, Inc.                                                                       13,865,625
        465,400  Omnicare, Inc.                                                                   11,344,125
        121,000  Oxford Health Plans Inc. +                                                        7,970,875
        224,000  Parametric Technology Corp. +                                                    10,136,000
        162,000  Paychex, Inc.                                                                     7,583,625
        204,500  PeopleSoft, Inc. +                                                                8,486,750
        762,900  Philip Morris Cos., Inc.                                                         30,039,188
        199,000  Praxair, Inc.                                                                    10,273,375
        220,300  Procter & Gamble Co.                                                             27,702,725
        148,200  Quintiles Transnational Corp. +                                                   7,539,675
        419,000  Revco D.S., Inc. +                                                               18,226,500
        176,500  Rite Aid Corp.                                                                    8,119,000
        221,800  Safeway, Inc. +                                                                   9,897,825
        331,500  Sara Lee Corp.                                                                   13,923,000
        213,800  Sears, Roebuck & Co.                                                             10,262,400
        170,500  Sonat, Inc.                                                                       9,739,813
         44,625  Sun Bancorp, Inc. +                                                                 970,594
        219,800  SunAmerica, Inc.                                                                 10,110,800
        269,700  Symbol Technologies, Inc.                                                         8,731,538
        178,000  Tellabs, Inc. +                                                                   7,097,750
        230,400  TJX Cos., Inc. (The)                                                             10,886,400
        216,733  Travelers Group Inc.                                                             12,001,590
        241,200  U.S. Surgical Corp.                                                               8,261,100
        235,100  USA Waste Services, Inc. +                                                        7,699,505
        221,600  Walgreen Co.                                                                     10,193,600
        175,400  Warner-Lambert Co.                                                               17,189,200
                                                                                              --------------
                                                                                               1,013,154,213
Venezuela  (--%)
------------------------------------------------------------------------------------------------------------
        100,000  Venepal 144A GDR +                                                                  162,500
                                                                                              --------------
                 Total Common Stocks   (cost $3,380,178,733)                                  $3,876,269,404

PREFERRED STOCKS  (0.6%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    450,800,000  Banco Bradesco BRC .22 No Par Value (NPV) pfd. (Brazil)                      $    3,730,876
      6,750,000  Banco Itau S.A. BRC 6.86 NPV pfd. (Brazil)                                        3,650,193
      2,644,357  Centrais Electricas de Santa Catarina S.A. BRC .0191
                   NPV pfd. (Brazil)                                                               3,730,401
      3,100,000  CIA Tecidos Norte de Minas BRC 10.9566
                   NPV pfd. (Brazil)                                                               1,300,292
    237,116,000  Companhia Paranaense de Energia-Copel BRC .48
                   NPV pfd. (Brazil)                                                               3,690,652
     17,600,000  Petroleo Brasileiro S.A. BRC 6.0672 NPV pfd. (Brazil)                             3,699,426
     24,900,000  Telecomunicacoes de Minas Gerais - Telemig
                   BRC 4.4379 pfd. (Brazil)                                                        3,966,952
            349  Telecomunicacoes do Rio de Janeiro S.A. Telerj BRC
                   4.3196 NPV pfd. (Brazil)                                                               58
                                                                                              --------------
                 Total Preferred Stocks   (cost $20,125,786)                                  $   23,768,850

UNITS  (0.3%) * (cost $11,138,400)
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
      7,000,000  Grand Hotel Group                                                            $   10,870,972

CONVERTIBLE BONDS AND NOTES  (0.2%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $ 2,810,000  Alfa S.A. 144A cv. sub. notes 8s, 2000 (Mexico)                              $    3,487,914
      1,850,000  Formosa Chemicals & Fibre Corp. 144A cv. unsub.
                   1 3/4s, 2001 (Taiwan)                                                           1,993,375
      2,280,000  Qingling Motors Co., Ltd. 144A cv. bonds
                   3 1/2s, 2002 (China)                                                            2,337,000
                                                                                              --------------
                 Total Convertible Bonds and Notes  (cost $7,887,060)                         $    7,818,289

INVESTMENT COMPANIES  (0.1%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
       $104,200   Fleming Russia Securities Fund Ltd. (Russia) +                              $    1,771,400
         21,800  India Magnum Fund Class A (India) +                                                 981,000
         72,000  Taiwan Fund, Inc. (Taiwan)                                                        1,809,000
                                                                                              --------------
                 Total Investment Companies  (cost $3,805,709)                                $    4,561,400

SHORT-TERM INVESTMENTS  (1.6%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $19,230,000   Sheffield Receivables Corp. effective yield of 5.52%,
                   May 27, 1997                                                               $   19,153,337
     45,561,000  Interest in $492,645,000 joint repurchase agreement dated April 30, 1997 with Morgan (J.P.) & Co., Inc.
                   due May 1, 1997 with respect to various U.S. Treasury
                   obligations--maturity value of $45,567,872 for an
                   effective yield of 5.43%                                                       45,567,872
                                                                                              --------------
                 Total Short-Term Investments  (cost $64,690,748)                             $   64,721,209
------------------------------------------------------------------------------------------------------------
                 Total Investments  (cost $3,487,826,436) ***                                 $3,988,010,124
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $4,086,814,416.

*** The aggregate identified cost on a tax basis is $3,498,905,242, resulting in gross unrealized appreciation and depreciation of $614,979,942 and $125,875,060, respectively, or net unrealized appreciation of $489,104,882.

  + Non-income-producing security.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    ADR, ADS, or GDR after the name of a foreign holding stands for American Depository Receipts, American Depository Shares, or Global
    Depository Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

    Diversification by Country at April 30, 1997: (as percentage of
    Market Value)
                    Australia             2.9%
                    Brazil                1.0
                    Canada                1.5
                    Finland               1.1
                    France                5.7
                    Germany               4.0
                    Hong Kong             2.9
                    Ireland               1.5
                    Italy                 2.1
                    Japan                17.5
                    Malaysia              1.6
                    Mexico                1.1
                    Netherlands           6.1
                    Portugal              1.2
                    Singapore             1.0
                    Spain                 1.3
                    Sweden                2.3
                    Switzerland           5.8
                    United Kingdom        9.1
                    United States        27.3
                    Other                 3.0
                                         ----
                      Total               100%
                                         ====




----------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at April 30, 1997
(aggregate face value $352,804,621)
                                  Market     Aggregate Face    Delivery      Unrealized
                                   Value          Value          Date       Appreciation
----------------------------------------------------------------------------------------
Deutschemarks                     81,505,904     94,513,976     May 97      $ 13,008,072
French Francs                     85,945,842     97,147,749     May 97        11,201,907
Japanese Yen                      87,109,317     90,486,526     May 97         3,377,209
Japanese Yen                      70,263,216     70,656,370     Aug 97           393,154
----------------------------------------------------------------------------------------
                                                                            $ 27,980,342
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $3,487,826,436) (Note 1)                                            $3,988,010,124
---------------------------------------------------------------------------------------------------
Cash                                                                                        502,841
---------------------------------------------------------------------------------------------------
Foreign currency                                                                            245,627
---------------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                               14,115,532
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    8,471,187
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           86,186,496
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                           27,980,342
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                         21,116,045
---------------------------------------------------------------------------------------------------
Total assets                                                                          4,146,628,194

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         40,873,393
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                7,542,473
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              6,237,110
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                1,885,487
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                59,350
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  3,374
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    1,710,328
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             1,030,880
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      471,383
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        59,813,778
---------------------------------------------------------------------------------------------------
Net assets                                                                           $4,086,814,416

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $3,291,788,349
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                               (15,559,064)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions (Note 1)                                                          282,863,512
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                       527,721,619
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding            $4,086,814,416
Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,451,603,079 divided by 218,215,933 shares)                                               $11.23
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.23)*                                      $11.92
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,510,905,091 divided by 138,414,813 shares)**                                             $10.92
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($33,701,615 divided by 3,016,226 shares)                                                    $11.17
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.17)*                                      $11.58
---------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($90,604,631 divided by 7,965,232 shares)
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset vale less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended April 30, 1997 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,899,512)                                          $ 26,196,286
--------------------------------------------------------------------------------------------------
Interest                                                                                 2,735,608
--------------------------------------------------------------------------------------------------
Total investment income                                                                 28,931,894

Expenses:
Compensation of Manager (Note 2)                                                        12,412,433
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           6,267,412
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           85,962
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            19,435
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    2,894,848
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    7,118,941
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      109,401
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    293,949
--------------------------------------------------------------------------------------------------
Registration fees                                                                          130,638
--------------------------------------------------------------------------------------------------
Auditing                                                                                    47,986
--------------------------------------------------------------------------------------------------
Legal                                                                                       16,327
--------------------------------------------------------------------------------------------------
Postage                                                                                    155,700
--------------------------------------------------------------------------------------------------
Other                                                                                      187,196
--------------------------------------------------------------------------------------------------
Total expenses                                                                          29,740,228
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (741,058)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            28,999,170
--------------------------------------------------------------------------------------------------
Net investment loss                                                                        (67,276)
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                       242,188,425
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                             53,337,872
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                                    13,039,296
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                            13,285,013
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                321,850,606
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $321,783,330
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           April 30         October 31
                                                                                               1997*              1996
----------------------------------------------------------------------------------------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                         $     (67,276)     $   18,142,868
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                        295,526,297        253,869,045
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               26,324,309        180,077,125
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    321,783,330        452,089,038
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                             (54,577,494)       (29,547,833)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (25,358,431)       (11,187,413)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (590,659)           (95,055)
----------------------------------------------------------------------------------------------------------------------
    Class Y                                                                              (1,800,840)          (836,209)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                            (108,162,646)       (68,153,175)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (68,080,503)       (40,919,727)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                              (1,292,807)          (292,366)
----------------------------------------------------------------------------------------------------------------------
    Class Y                                                                              (3,260,656)        (1,697,504)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       423,595,645        591,315,666
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            482,254,939        890,675,422

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   3,604,559,477      2,713,884,055
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $15,559,064 and $66,835,636, respectively)                                 $4,086,814,416     $3,604,559,477
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       April 30
operating performance         (Unaudited)                                      Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $11.10           $10.13            $9.92            $9.30            $7.25            $7.64
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .01              .09 (b)          .09              .02              .07              .10
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .94             1.47              .43              .77             2.06             (.22)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .95             1.56              .52              .79             2.13             (.12)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.28)            (.18)            (.01)              --             (.07)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.54)            (.41)            (.30)            (.17)            (.01)            (.15)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.82)            (.59)            (.31)            (.17)            (.08)            (.27)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $11.23           $11.10           $10.13            $9.92            $9.30            $7.25
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           8.93*           16.10             5.64             8.62            29.62            (1.51)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $2,451,603       $2,186,426       $1,689,656       $1,507,550         $940,985         $630,764
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .63*            1.27             1.28             1.33             1.39             1.56
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            .13*             .84             1.05              .83              .85             1.28
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             67.72*           72.88            63.31            17.45            49.53            61.84
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                     $.0228           $.0298
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).

(d) Average commission rate paid on security trades is presented for fiscal periods beginning on or after September 1, 1995.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended                                                                       For the period
Per-share                       April 30                                                                       April 27, 1992+
operating performance         (Unaudited)                            Year ended October 31                          to Oct. 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $10.78            $9.86            $9.74            $9.19            $7.22            $7.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income               (.02)             .01 (b)          .03              .01              .05              .01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .90             1.43              .40              .71             1.99             (.29)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .88             1.44              .43              .72             2.04             (.28)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.20)            (.11)            (.01)              --             (.06)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.54)            (.41)            (.30)            (.17)            (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.74)            (.52)            (.31)            (.17)            (.07)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $10.92           $10.78            $9.86            $9.74            $9.19            $7.22
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           8.58*           15.25             4.80             7.95            28.44            (3.73)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,510,905       $1,327,246         $975,794         $801,443         $233,195          $18,154
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           1.01*            2.02             2.04             2.11             2.09             1.16*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           (.24)*            .09              .29              .12              .23              .21*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             67.72*           72.88            63.31            17.45            49.53            61.84
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                     $.0228           $.0298
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).

(d) Average commission rate paid on security trades is presented for fiscal periods beginning on or after September 1, 1995.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Six months
                                                                                      ended                    For the period
Per-share                                                                          April 30       Year ended    March 1, 1995+
operating performance                                                            (Unaudited)         Oct. 31       to Oct. 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $11.05           $10.09            $8.86
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .01              .03 (b)          .01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .90             1.47             1.22
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .91             1.50             1.23
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.25)            (.13)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.54)            (.41)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.79)            (.54)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $11.17           $11.05           $10.09
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              8.62*           15.54            13.88*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $33,702          $24,179           $5,853
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                               .88*            1.80             1.23*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              (.11)*            .32              .17*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                67.72*           72.88            63.31
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                                                        $.0228           $.0298
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).

(d) Average commission rate paid on security trades is presented for fiscal periods beginning on or after September 1, 1995.





Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                         April 30                                      June 15, 1994+
operating performance                                           (Unaudited)             Year ended Oct. 31         to Oct. 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $11.24           $10.25           $10.00            $9.46
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .04              .12 (b)          .09              .01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .94             1.48              .47              .53
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .98             1.60              .56              .54
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.30)            (.20)            (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.54)            (.41)            (.30)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.84)            (.61)            (.31)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $11.38           $11.24           $10.25           $10.00
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             9.17*           16.39             6.00             5.71*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $90,605          $66,708          $42,582          $29,396
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                              .51*            1.02             1.06              .37*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                              .27*            1.09             1.20              .42*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               67.72*           72.88            63.31            17.45
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                                       $.0228           $.0298
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).

(d) Average commission rate paid on security trades is presented for fiscal periods beginning on or after September 1, 1995.




Notes to financial statements
April 30, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Growth Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks traded in securities markets located in a number of foreign countries and in the United States.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that initially invest at least $250 million in a combination of Putnam Funds.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts on original issue bonds are accreted according to the effective yield method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% of any excess thereafter. Prior to February 20, 1997, any amount over $1.5 billion was based on a rate of 0.60%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $4,470 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1997, fund expenses were reduced by $741,058 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of these assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended April 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $551,536 and $14,405 from the sale of class A and class M shares, respectively and received $868,922 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended April 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $22,360 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended April 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $2,749,366,092 and $2,602,804,556, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At April 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                         April 30, 1997
------------------------------------------------------------
Class A                              Shares          Amount
------------------------------------------------------------
Shares sold                      51,088,702    $ 565,964,895
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    14,408,756      154,029,605
------------------------------------------------------------
                                 65,497,458      719,994,500

Shares
repurchased                     (44,195,814)    (489,793,240)
------------------------------------------------------------
Net increase                     21,301,644    $ 230,201,260
------------------------------------------------------------

                                            Year ended
                                         October 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      74,479,884    $ 786,801,972
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     9,384,293       91,684,535
------------------------------------------------------------
                                 83,864,177      878,486,507

Shares
repurchased                     (53,754,835)    (567,550,801)
------------------------------------------------------------
Net increase                     30,109,342    $ 310,935,706
------------------------------------------------------------
                                        Six months ended
                                         April 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      18,708,983    $ 201,854,085
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     8,389,249       87,332,064
------------------------------------------------------------
                                 27,098,232      289,186,149

Shares
repurchased                     (11,811,092)    (127,350,166)
------------------------------------------------------------
Net increase                     15,287,140    $ 161,835,983
------------------------------------------------------------

                                            Year ended
                                         October 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      38,966,921    $ 400,645,801
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     5,083,057       48,543,206
------------------------------------------------------------
                                 44,049,978      449,189,007

Shares
repurchased                     (19,905,910)    (204,642,212)
------------------------------------------------------------
Net increase                     24,144,068    $ 244,546,795
------------------------------------------------------------

                                        Six months ended
                                         April 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,163,306    $  12,883,518
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       168,874        1,798,504
------------------------------------------------------------
                                  1,332,180       14,682,022

Shares
repurchased                        (504,374)      (5,576,649)
------------------------------------------------------------
Net increase                        827,806    $   9,105,373
------------------------------------------------------------

                                            Year ended
                                         October 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,976,000    $  20,965,783
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        37,518          366,551
------------------------------------------------------------
                                  2,013,518       21,332,334

Shares
repurchased                        (404,965)      (4,274,542)
------------------------------------------------------------
Net increase                      1,608,553    $  17,057,792
------------------------------------------------------------

                                        Six months ended
                                         April 30, 1997
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,887,485    $  32,294,938
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       470,441        5,085,473
------------------------------------------------------------
                                  3,357,926       37,380,411

Shares
repurchased                      (1,325,468)     (14,927,382)
------------------------------------------------------------
Net increase                      2,032,458    $  22,453,029
------------------------------------------------------------

                                            Year ended
                                         October 31, 1996
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,135,536    $  33,518,710
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       256,720        2,533,713
------------------------------------------------------------
                                  3,392,256       36,052,423

Shares
repurchased                      (1,614,376)     (17,277,050)
------------------------------------------------------------
Net increase                      1,777,880    $  18,775,373
------------------------------------------------------------

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Robert J. Swift
Vice President and Fund Manager

Anthony W. Regan
Vice President and Fund Manager

Ami Kuan Danoff
Vice President and Fund Manager

Kelly A. Morgan
Vice President and Fund Manager

Carol McMullen
Vice President and Fund Manager

C. Kim Goodwin
Vice President and Fund Manager

Thomas Haslett
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

33892-005/882/907   6/97



PUTNAM INVESTMENTS                                  [SCALE LOGO OMITTED]
------------------------------------------------------------------------
Putnam Global Growth Fund
Supplement to Semiannual Report dated 4/30/97

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the semiannual report.

SEMIANNUAL RESULTS AT A GLANCE
------------------------------------------------------------------------
Total return:                               NAV

Six months ended 4/30/97                    9.17%
One year ended 4/30/97                     12.68%
Life of class (since 6/15/94)              42.37%
Annual average                             13.05%
------------------------------------------------------------------------
Share value:                               NAV

10/31/96                                  $11.24
4/30/97                                   $11.38
------------------------------------------------------------------------
Distributions (number)        1
Income                   $0.301
Capital gains
Long-term                $0.249
Short-term               $0.296

Total                    $0.846

------------------------------------------------------------------------
Please note that past performance does not indicate future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.